Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2019

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2019	2018	% Change	2018	% Change	2019	2018	% Change	2018	% Change

Gross premiums written	$10,724	$10,054	6.7%	$9,970	7.6%	$30,190	$28,716	5.1%	$28,310	6.6%
Net premiums written	$8,622	$8,110	6.3%	$8,033	7.3%	$24,278	$23,229	4.5%	$22,869	6.2%
P&C net premiums written	$8,010	$7,546	6.2%	$7,472	7.2%	$22,508	$21,541	4.5%	$21,203	6.2%
Global P&C net premiums written	$7,072	$6,662	6.2%	$6,588	7.3%	$20,974	$20,161	4.0%	$19,823	5.8%
Net premiums earned	$8,327	$7,908	5.3%	$7,832	6.3%	$23,355	$22,599	3.3%	$22,240	5.0%
Net investment income (1)	$873	$823	6.0%	$819	6.5%	$2,568	$2,457	4.5%	$2,439	5.3%
Adjusted net investment income (1)	$910	$883	3.1%	$879	3.6%	$2,694	$2,650	1.7%	$2,632	2.4%
Interest expense (2)	$138	$164	-16.1%	$163	-15.8%	$418	$488	-14.5%	$486	-14.1%
Adjusted interest expense (2)	$143	$170	-15.9%	$169	-15.6%	$433	$516	-16.0%	$514	-15.7%
Core operating income	$1,236	$1,122	10.2%	$1,108	11.6%	$3,601	$3,472	3.7%	$3,412	5.5%
Net income	$1,091	$1,231	-11.4%			$3,281	$3,607	-9.1%
Operating cash flow	$2,205	$1,700				$4,913	$3,897
P&C combined ratio
Loss and loss expense ratio	63.1%	63.6%				61.5%	61.4%
Policy acquisition cost and administrative expense ratio	27.1%	27.3%				28.4%	28.4%

Combined ratio	90.2%	90.9%				89.9%	89.8%
Current Accident Year (CAY) P&C combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	62.4%	61.1%				60.6%	59.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	27.1%				28.4%	28.3%

CAY combined ratio ex Cats	89.5%	88.2%				89.0%	88.0%
ROE	8.1%	9.7%				8.3%	9.4%
Core operating return on equity (ROE)	9.5%	8.7%				9.3%	9.1%
Core operating return on tangible equity (ROTE)	15.6%	14.4%				15.3%	15.2%
Effective tax rate	17.4%	12.9%				16.0%	12.9%
Core operating effective tax rate	15.1%	14.1%				15.0%	13.7%
Diluted earnings per share
Net income	$2.38	$2.64	-9.8%			$7.13	$7.71	-7.5%
Core operating income	$2.70	$2.41	12.0%			$7.83	$7.42	5.5%
Weighted average basic common shares outstanding	455.0	463.0				457.0	464.6
Weighted average diluted common shares outstanding	458.2	466.0				459.9	468.0

			% Change		% Change
	September 30	June 30	3Q-19 vs.	December 31	3Q-19 vs.
	2019	2019	2Q-19	2018	4Q-18
Book value per common share	$120.33	$117.97	2.0%	$109.56	9.8%
Tangible book value per common share	$76.21	$73.74	3.3%	$65.89	15.7%
Total hybrid & financial debt/capitalization	20.0%	20.3%		20.4%

(1)	Q3 2019 and YTD 2019 include $4 million and $9 million, respectively, of interest income on notional pool programs, compared with $29 million and $87 million, respectively, prior year.
(2)	Q3 2019 and YTD 2019 include nil of interest expense on notional pool programs, compared with $26 million and $79 million, respectively, prior year.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$10,724	$10,355	$9,111	$9,252	$10,054	$30,190	$28,716	$37,968
Net premiums written	8,622	8,343	7,313	7,350	8,110	24,278	23,229	30,579
Net premiums earned	8,327	7,891	7,137	7,465	7,908	23,355	22,599	30,064
Adjusted losses and loss expenses (1)	5,066	4,708	4,099	4,615	4,876	13,873	13,455	18,070
Realized (gains) losses on crop derivatives	14	(7)	1	5	8	8	(2)	3

Losses and loss expenses	5,052	4,715	4,098	4,610	4,868	13,865	13,457	18,067
Policy benefits	158	161	196	162	127	515	428	590
Policy acquisition costs	1,603	1,544	1,464	1,480	1,504	4,611	4,432	5,912
Administrative expenses	752	758	710	728	719	2,220	2,158	2,886
Adjusted net investment income (2)	910	902	882	903	883	2,694	2,650	3,553
Amortization expense of fair value adjustment on acquired invested assets	(37)	(43)	(46)	(55)	(60)	(126)	(193)	(248)

Net investment income	873	859	836	848	823	2,568	2,457	3,305
Adjusted realized gains (losses) (3)	(141)	(230)	(96)	(682)	27	(467)	33	(649)
Realized gains (losses) on crop derivatives	(14)	7	(1)	(5)	(8)	(8)	2	(3)

Net realized gains (losses)	(155)	(223)	(97)	(687)	19	(475)	35	(652)
Adjusted interest expense (4)	143	145	145	158	170	433	516	674
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(6)	(15)	(28)	(33)

Interest expense	138	140	140	153	164	418	488	641
Gains (losses) from fair value changes in separate account assets	(7)	(3)	30	(20)	(14)	20	(18)	(38)
Net realized gains (losses) related to unconsolidated entities	41	219	(4)	139	152	256	292	431
Other income (expense) - operating	23	14	13	8	7	50	33	41

Other income (expense)	57	230	39	127	145	326	307	434
Amortization expense of purchased intangibles	76	77	76	86	83	229	253	339
Chubb integration expenses	2	4	3	20	16	9	39	59
Income tax expense	230	208	188	159	183	626	536	695

Net income	$1,091	$1,150	$1,040	$355	$1,231	$3,281	$3,607	$3,962

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$10,082	$9,743	$8,500	$8,638	$9,455	$28,325	$26,926	$35,564
Net premiums written	8,010	7,764	6,734	6,768	7,546	22,508	21,541	28,309
Net premiums earned	7,729	7,320	6,576	6,890	7,357	21,625	20,956	27,846
Adjusted losses and loss expenses	4,876	4,519	3,897	4,433	4,681	13,292	12,871	17,304
Policy acquisition costs	1,427	1,394	1,336	1,328	1,365	4,157	4,027	5,355
Administrative expenses	672	680	631	653	642	1,983	1,923	2,576

P&C Underwriting income	$754	$727	$712	$476	$669	$2,193	$2,135	$2,611

P&C CAY Underwriting income ex Cats	$819	$814	$758	$808	$876	$2,391	$2,533	$3,341
% Change versus prior year period
Net premiums written	6.2%	4.2%	2.9%	4.2%	2.5%	4.5%	4.5%	4.4%
Net premiums earned	5.0%	2.9%	1.4%	3.4%	1.0%	3.2%	3.4%	3.4%
Net premiums written constant $	7.2%	6.0%	5.1%	5.8%	2.8%	6.2%	3.4%	4.0%
Net premiums earned constant $	6.1%	4.9%	3.5%	4.9%	1.4%	4.9%	2.3%	3.0%
P&C combined ratio
Loss and loss expense ratio	63.1%	61.7%	59.3%	64.3%	63.6%	61.5%	61.4%	62.1%
Policy acquisition cost ratio	18.4%	19.1%	20.3%	19.3%	18.6%	19.2%	19.2%	19.2%
Administrative expense ratio	8.7%	9.3%	9.6%	9.5%	8.7%	9.2%	9.2%	9.3%

Combined ratio	90.2%	90.1%	89.2%	93.1%	90.9%	89.9%	89.8%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	62.4%	60.5%	58.6%	59.5%	61.1%	60.6%	59.7%	59.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	28.4%	29.9%	28.8%	27.1%	28.4%	28.3%	28.4%

CAY combined ratio ex Cats	89.5%	88.9%	88.5%	88.3%	88.2%	89.0%	88.0%	88.0%

Other ratios
Net premiums written/gross premiums written	79%	80%	79%	78%	80%	79%	80%	80%
Expense ratio	27.1%	28.4%	29.9%	28.8%	27.3%	28.4%	28.4%	28.5%
Expense ratio excluding A&H	25.1%	26.3%	28.0%	26.6%	25.2%	26.4%	26.3%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$2	$—	$—	$(8)	$4	$2	$4	$(4)
Catastrophe losses—pre-tax	$234	$275	$250	$577	$454	$759	$1,045	$1,622
Favorable prior period development (PPD)—pre-tax	$(167)	$(188)	$(204)	$(253)	$(243)	$(559)	$(643)	$(896)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	3.0%	3.8%	3.8%	8.5%	6.1%	3.5%	5.0%	5.9%
Impact of PPD on P&C combined ratio—Favorable	-2.3%	-2.6%	-3.1%	-3.7%	-3.4%	-2.6%	-3.2%	-3.3%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	0.7%	1.2%	0.7%	4.8%	2.7%	0.9%	1.8%	2.6%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Global P&C Underwriting income
Gross premiums written	$8,810	$9,101	$8,281	$8,365	$8,185	$26,192	$24,908	$33,273
Net premiums written	7,072	7,298	6,604	6,571	6,662	20,974	20,161	26,732
Net premiums earned	6,788	6,942	6,521	6,572	6,500	20,251	19,705	26,277
Adjusted losses and loss expenses	3,996	4,210	3,923	4,272	3,954	12,129	11,918	16,190
Policy acquisition costs	1,371	1,367	1,329	1,323	1,316	4,067	3,953	5,276
Administrative expenses	668	676	630	662	640	1,974	1,923	2,585

Global P&C Underwriting income	$753	$689	$639	$315	$590	$2,081	$1,911	$2,226

Global P&C CAY Underwriting income ex Cats	$797	$774	$744	$670	$790	$2,315	$2,375	$3,045
% Change versus prior year period
Net premiums written	6.2%	3.3%	2.6%	3.2%	3.5%	4.0%	4.9%	4.5%
Net premiums earned	4.4%	2.7%	1.2%	2.5%	1.8%	2.8%	3.6%	3.3%
Net premiums written constant $	7.3%	5.3%	4.8%	4.8%	3.9%	5.8%	3.7%	4.0%
Net premiums earned constant $	5.6%	4.7%	3.3%	4.0%	2.2%	4.6%	2.5%	2.9%
Combined ratio
Loss and loss expense ratio	58.9%	60.6%	60.2%	65.0%	60.8%	59.9%	60.5%	61.6%
Policy acquisition cost ratio	20.2%	19.7%	20.4%	20.1%	20.2%	20.1%	20.0%	20.1%
Administrative expense ratio	9.8%	9.8%	9.6%	10.1%	9.9%	9.7%	9.8%	9.8%

Combined ratio	88.9%	90.1%	90.2%	95.2%	90.9%	89.7%	90.3%	91.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.5%	59.4%	58.5%	59.7%	58.1%	58.8%	58.2%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	29.8%	29.4%	30.1%	30.1%	29.8%	29.8%	29.8%	29.8%

CAY combined ratio ex Cats	88.3%	88.8%	88.6%	89.8%	87.9%	88.6%	88.0%	88.4%

Other ratios
Net premiums written/gross premiums written	80%	80%	80%	79%	81%	80%	81%	80%
Expense ratio	30.0%	29.5%	30.0%	30.2%	30.1%	29.8%	29.8%	29.9%
Expense ratio excluding A&H	28.0%	27.4%	28.1%	28.2%	28.1%	27.9%	27.7%	27.8%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$2	$—	$—	$(8)	$4	$2	$4	$(4)
Catastrophe losses—pre-tax	$231	$273	$248	$567	$446	$752	$1,034	$1,601
Favorable prior period development (PPD)—pre-tax	$(185)	$(188)	$(143)	$(220)	$(242)	$(516)	$(566)	$(786)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30	June 30	March 31	December 31
	2019	2019	2019	2018
Assets
Fixed maturities available for sale, at fair value	$85,044	$82,410	$80,663	$78,470
Fixed maturities held to maturity, at amortized cost	12,622	12,838	13,136	13,435
Equity securities, at fair value	722	715	821	770
Short-term investments, at fair value	2,835	3,808	3,078	3,016
Other investments	5,955	5,968	5,562	5,277

Total investments	107,178	105,739	103,260	100,968
Cash	1,478	1,270	1,271	1,247
Securities lending collateral	962	1,727	1,861	1,926
Insurance and reinsurance balances receivable	10,403	10,935	9,826	10,075
Reinsurance recoverable on losses and loss expenses	15,527	15,445	16,137	15,993
Deferred policy acquisition costs	5,148	5,113	5,008	4,922
Value of business acquired	274	280	289	295
Prepaid reinsurance premiums	2,691	2,765	2,698	2,544
Goodwill and other intangible assets	21,378	21,566	21,419	21,414
Investments in partially-owned insurance companies	1,064	1,050	708	678
Other assets	9,045	8,626	8,870	7,709

Total assets	$175,148	$174,516	$171,347	$167,771

Liabilities
Unpaid losses and loss expenses	$63,012	$63,205	$63,143	$62,960
Unearned premiums	16,571	16,403	15,909	15,532
Future policy benefits	5,738	5,568	5,552	5,506
Insurance and reinsurance balances payable	6,341	6,371	6,469	6,437
Securities lending payable	962	1,727	1,861	1,926
Accounts payable, accrued expenses, and other liabilities	13,583	13,055	12,629	11,890
Deferred tax liabilities	766	697	541	304
Short-term and long-term debt	13,295	13,380	12,580	12,596
Trust preferred securities	308	308	308	308

Total liabilities	120,576	120,714	118,992	117,459
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	54,051	53,663	53,125	52,760
Accumulated other comprehensive income (loss) (AOCI)	521	139	(770)	(2,448)

Total shareholders’ equity	54,572	53,802	52,355	50,312

Total liabilities and shareholders’ equity	$175,148	$174,516	$171,347	$167,771

Book value per common share	$120.33	$117.97	$114.27	$109.56
% change over prior quarter	2.0%	3.2%	4.3%	-0.8%
Tangible book value per common share	$76.21	$73.74	$70.46	$65.89
% change over prior quarter	3.3%	4.7%	6.9%	-1.4%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	3Q-19	3Q-18	% Change	% Change	2019	2018	% Change	% Change
Net premiums written
Commercial multiple peril (1)	$252	$236	7.0%	7.0%	$725	$679	6.7%	6.7%
Commercial casualty	1,508	1,408	7.1%	7.9%	4,180	3,911	6.9%	8.0%
Workers’ compensation	462	439	5.3%	5.3%	1,537	1,515	1.5%	1.5%
Professional liability	981	921	6.5%	7.8%	2,676	2,583	3.6%	5.2%
Surety	168	159	5.9%	7.2%	476	481	-0.9%	1.4%
Property and other short-tail lines	1,067	911	17.1%	19.4%	3,410	3,070	11.1%	13.8%

Total Commercial P&C (2)	4,438	4,074	9.0%	10.1%	13,004	12,239	6.3%	7.7%
Agriculture	938	884	6.2%	6.2%	1,534	1,380	11.2%	11.2%
Personal automobile	444	419	5.9%	5.9%	1,338	1,273	5.2%	6.2%
Personal homeowners	935	895	4.5%	4.5%	2,646	2,615	1.2%	1.5%
Personal other	372	362	2.5%	5.9%	1,123	1,138	-1.3%	2.6%

Total Personal lines	1,751	1,676	4.4%	5.2%	5,107	5,026	1.6%	2.9%
Total Property and Casualty lines	7,127	6,634	7.4%	8.3%	19,645	18,645	5.4%	6.7%
Global A&H lines (3)	1,052	1,048	0.4%	2.3%	3,255	3,236	0.6%	4.1%
Reinsurance lines	141	164	-14.0%	-12.8%	540	554	-2.5%	-1.1%
Life	302	264	14.4%	15.5%	838	794	5.4%	7.6%

Total consolidated	$8,622	$8,110	6.3%	7.3%	$24,278	$23,229	4.5%	6.2%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

Q3 2018 included a reclassification of $52 million from Workers’ compensation to Commercial casualty to better align the reporting with current year. YTD 2018 included a reclassification of $56 million from Workers’ compensation and $1 million from Commercial multiple peril to Commercial casualty ($48 million) and Property and other short-tail lines ($9 million) to better align the reporting with current year. There is no impact to total Commercial P&C.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results—Three months ended September 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,452	$1,251	$938	$2,228	$141	$—	$8,010	$612	$8,622
Net premiums earned	3,185	1,187	941	2,256	160	—	7,729	598	8,327
Adjusted losses and loss expenses	2,051	674	880	1,154	79	38	4,876	190	5,066
Policy benefits	—	—	—	—	—	—	—	158	158
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	7	7
Policy acquisition costs	459	240	56	630	42	—	1,427	176	1,603
Administrative expenses	256	72	4	257	9	74	672	80	752

Underwriting income (loss)	419	201	1	215	30	(112)	754	(13)	741
Adjusted net investment income	532	66	8	148	55	9	818	92	910
Other income (expense)—operating (1)	1	(1)	—	(3)	16	(7)	6	17	23
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(54)	(75)	(1)	(76)

Segment income (loss)	$952	$263	$2	$349	$101	$(164)	$1,503	$95	$1,598

Adjusted interest expense						(143)			(143)
Income tax expense						(219)			(219)

Core operating income (loss)						(526)			1,236
Chubb integration expenses, net of nil tax						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(24)			(24)
Adjusted net realized gains (losses), net of $19 million tax (2)						(119)			(119)

Net income (loss)						$(671)			$1,091

Combined ratio	86.9%	83.1%	99.9%	90.5%	81.1%		90.2%
CAY combined ratio ex Cats	87.6%	81.3%	97.7%	90.0%	82.1%		89.5%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 7

Chubb Limited

Consolidated Results—Nine months ended September 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$9,937	$3,616	$1,534	$6,881	$540	$—	$22,508	$1,770	$24,278
Net premiums earned	9,660	3,509	1,374	6,595	487	—	21,625	1,730	23,355
Adjusted losses and loss expenses	6,238	2,178	1,163	3,385	245	83	13,292	581	13,873
Policy benefits	—	—	—	—	—	—	—	515	515
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(20)	(20)
Policy acquisition costs	1,377	708	90	1,855	127	—	4,157	454	4,611
Administrative expenses	755	211	9	771	26	211	1,983	237	2,220

Underwriting income (loss)	1,290	412	112	584	89	(294)	2,193	(37)	2,156
Adjusted net investment income	1,563	194	22	443	166	28	2,416	278	2,694
Other income (expense)—operating (1)	4	(2)	(1)	(10)	40	(18)	13	37	50
Amortization expense of purchased intangibles	—	(9)	(21)	(34)	—	(163)	(227)	(2)	(229)

Segment income (loss)	$2,857	$595	$112	$983	$295	$(447)	$4,395	$276	$4,671

Adjusted interest expense						(433)			(433)
Income tax expense						(637)			(637)

Core operating income (loss)						(1,517)			3,601
Chubb integration expenses, net of $2 million tax benefit						(7)			(7)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $22 million tax benefit						(89)			(89)
Adjusted net realized gains (losses), net of $13 million tax (2)						(224)			(224)

Net income (loss)						$(1,837)			$3,281

Combined ratio	86.6%	88.3%	91.9%	91.1%	81.7%		89.9%
CAY combined ratio ex Cats	87.8%	81.4%	94.6%	90.8%	81.7%		89.0%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2019	Page 8

Chubb Limited

Consolidated Results—Three months ended September 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,199	$1,218	$884	$2,081	$164	$—	$7,546	$564	$8,110
Net premiums earned	3,019	1,167	857	2,157	157	—	7,357	551	7,908
Adjusted losses and loss expenses	1,881	860	727	1,114	86	13	4,681	195	4,876
Policy benefits	—	—	—	—	—	—	—	127	127
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	14	14
Policy acquisition costs	458	236	49	582	40	—	1,365	139	1,504
Administrative expenses	251	69	2	252	10	58	642	77	719

Underwriting income (loss)	429	2	79	209	21	(71)	669	(1)	668
Adjusted net investment income	503	59	7	155	63	11	798	85	883
Other income (expense)—operating (1)	1	—	—	7	13	(8)	13	(6)	7
Amortization expense of purchased intangibles	—	(4)	(7)	(8)	—	(64)	(83)	—	(83)

Segment income (loss)	$933	$57	$79	$363	$97	$(132)	$1,397	$78	$1,475

Adjusted interest expense						(170)			(170)
Income tax expense						(183)			(183)

Core operating income (loss)						(485)			1,122
Chubb integration expenses, net of $2 million tax benefit						(14)			(14)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $12 million tax benefit						(42)			(42)
Adjusted net realized gains (losses), net of $14 million tax (2)						165			165

Net income (loss)						$(376)			$1,231

Combined ratio	85.8%	99.8%	90.7%	90.3%	86.7%		90.9%
CAY combined ratio ex Cats	86.7%	83.2%	89.9%	90.0%	82.8%		88.2%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2018	Page 9

Chubb Limited

Consolidated Results—Nine months ended September 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$9,342	$3,601	$1,380	$6,664	$554	$—	$21,541	$1,688	$23,229
Net premiums earned	9,325	3,463	1,251	6,425	492	—	20,956	1,643	22,599
Adjusted losses and loss expenses	5,873	2,474	953	3,263	236	72	12,871	584	13,455
Policy benefits	—	—	—	—	—	—	—	428	428
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	18	18
Policy acquisition costs	1,378	701	74	1,754	120	—	4,027	405	4,432
Administrative expenses	735	202	—	757	29	200	1,923	235	2,158

Underwriting income (loss)	1,339	86	224	651	107	(272)	2,135	(27)	2,108
Adjusted net investment income	1,516	177	20	461	192	31	2,397	253	2,650
Other income (expense)—operating (1)	20	(1)	(1)	12	26	(17)	39	(6)	33
Amortization expense of purchased intangibles	—	(10)	(21)	(29)	—	(192)	(252)	(1)	(253)

Segment income (loss)	$2,875	$252	$222	$1,095	$325	$(450)	$4,319	$219	$4,538

Adjusted interest expense						(516)			(516)
Income tax expense						(550)			(550)

Core operating income (loss)						(1,516)			3,472
Chubb integration expenses, net of $7 million tax benefit						(32)			(32)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $32 million tax benefit						(133)			(133)
Adjusted net realized gains (losses), net of $25 million tax (2)						300			300

Net income (loss)						$(1,381)			$3,607

Combined ratio	85.6%	97.5%	82.1%	89.9%	78.3%		89.8%
CAY combined ratio ex Cats	87.0%	80.8%	87.8%	90.6%	81.1%		88.0%

(1)

For the Life Insurance segment, (Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense)—operating.

(2)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2018	Page 10

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$4,533	$4,518	$3,977	$4,228	$4,108	$13,028	$12,108	$16,336
Net premiums written	3,452	3,534	2,951	3,143	3,199	9,937	9,342	12,485
Net premiums earned	3,185	3,390	3,085	3,077	3,019	9,660	9,325	12,402
Losses and loss expenses	2,051	2,214	1,973	2,127	1,881	6,238	5,873	8,000
Policy acquisition costs	459	459	459	451	458	1,377	1,378	1,829
Administrative expenses	256	259	240	231	251	755	735	966

Underwriting income	419	458	413	268	429	1,290	1,339	1,607
Net investment income	532	521	510	517	503	1,563	1,516	2,033
Other income (expense)—operating	1	(2)	5	5	1	4	20	25

Segment income	$952	$977	$928	$790	$933	$2,857	$2,875	$3,665

CAY Underwriting income ex Cats	$398	$410	$376	$362	$409	$1,184	$1,214	$1,576
Combined ratio
Loss and loss expense ratio	64.4%	65.3%	63.9%	69.1%	62.3%	64.6%	63.0%	64.5%
Policy acquisition cost ratio	14.4%	13.6%	14.9%	14.7%	15.2%	14.2%	14.7%	14.7%
Administrative expense ratio	8.1%	7.6%	7.8%	7.5%	8.3%	7.8%	7.9%	7.8%

Combined ratio	86.9%	86.5%	86.6%	91.3%	85.8%	86.6%	85.6%	87.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	65.5%	66.7%	65.0%	66.1%	63.5%	65.8%	64.5%	64.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	22.1%	21.2%	22.8%	22.1%	23.2%	22.0%	22.5%	22.4%

CAY combined ratio ex Cats	87.6%	87.9%	87.8%	88.2%	86.7%	87.8%	87.0%	87.3%

Catastrophe losses—pre-tax	$88	$137	$94	$232	$196	$319	$347	$579
Favorable prior period development (PPD)—pre-tax	$(109)	$(185)	$(131)	$(138)	$(216)	$(425)	$(472)	$(610)
% Change versus prior year period
Net premiums written	7.9%	6.0%	5.0%	4.8%	3.6%	6.4%	3.6%	3.9%
Net premiums earned	5.5%	3.4%	1.9%	1.4%	0.1%	3.6%	1.8%	1.7%
Other ratios
Net premiums written/gross premiums written	76%	78%	74%	74%	78%	76%	77%	76%
Production by Size—Net premiums written (1)
Major Accounts & Specialty (2)	$2,029	$2,182	$1,703	$1,841	$1,851	$5,914	$5,529	$7,370
Commercial (2)	1,423	1,352	1,248	1,302	1,348	4,023	3,813	5,115

Total	$3,452	$3,534	$2,951	$3,143	$3,199	$9,937	$9,342	$12,485

(1)

The 2018 net premiums written amounts for Major Accounts & Specialty and Commercial have been revised to better align the reporting with the current year. The Commercial transfers to (from) Major Accounts & Specialty in 2018 were: $8 million for Q1, ($1) million for Q3, and $2 million for Q4. There is no impact to total North America Commercial P&C Insurance.

(2)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$1,422	$1,483	$1,207	$1,291	$1,369	$4,112	$4,039	$5,330
Net premiums written	1,251	1,309	1,056	1,073	1,218	3,616	3,601	4,674
Net premiums earned	1,187	1,168	1,154	1,130	1,167	3,509	3,463	4,593
Losses and loss expenses	674	747	757	755	860	2,178	2,474	3,229
Policy acquisition costs	240	237	231	238	236	708	701	939
Administrative expenses	72	71	68	67	69	211	202	269

Underwriting income	201	113	98	70	2	412	86	156
Net investment income	66	64	64	59	59	194	177	236
Other income (expense)—operating	(1)	(1)	—	—	—	(2)	(1)	(1)
Amortization expense of purchased intangibles	(3)	(3)	(3)	(3)	(4)	(9)	(10)	(13)

Segment income	$263	$173	$159	$126	$57	$595	$252	$378

CAY Underwriting income ex Cats	$222	$214	$217	$168	$196	$653	$666	$834
Combined ratio
Loss and loss expense ratio	56.9%	64.0%	65.5%	66.8%	73.7%	62.1%	71.5%	70.3%
Policy acquisition cost ratio	20.2%	20.2%	20.1%	21.1%	20.2%	20.2%	20.2%	20.4%
Administrative expense ratio	6.0%	6.1%	5.9%	5.9%	5.9%	6.0%	5.8%	5.9%

Combined ratio	83.1%	90.3%	91.5%	93.8%	99.8%	88.3%	97.5%	96.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	55.1%	55.3%	55.1%	59.1%	57.1%	55.2%	54.7%	55.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.2%	26.4%	26.0%	26.4%	26.1%	26.2%	26.1%	26.1%

CAY combined ratio ex Cats	81.3%	81.7%	81.1%	85.5%	83.2%	81.4%	80.8%	81.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$(26)	$—	$—	$—	$(26)
Catastrophe losses—pre-tax	$83	$117	$129	$90	$136	$329	$521	$611
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(62)	$(16)	$(10)	$(18)	$58	$(88)	$59	$41
% Change versus prior year period
Net premiums written	2.7%	-2.0%	0.8%	-2.5%	2.0%	0.4%	4.9%	3.1%
Net premiums written adjusted primarily for additional reinsurance	3.9%	2.4%	2.6%	2.3%	2.7%	2.9%	2.9%	2.7%
Net premiums earned	1.7%	1.1%	1.2%	2.5%	4.5%	1.3%	5.1%	4.4%
Other ratios
Net premiums written/gross premiums written	88%	88%	88%	83%	89%	88%	89%	88%

NA Personal	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$1,272	$642	$219	$273	$1,270	$2,133	$2,018	$2,291
Net premiums written	938	466	130	197	884	1,534	1,380	1,577
Net premiums earned	941	378	55	318	857	1,374	1,251	1,569
Adjusted losses and loss expenses (1)	880	309	(26)	161	727	1,163	953	1,114
Policy acquisition costs	56	27	7	5	49	90	74	79
Administrative expenses	4	4	1	(9)	2	9	—	(9)

Underwriting income	1	38	73	161	79	112	224	385
Net investment income	8	4	10	8	7	22	20	28
Other income (expense)—operating	—	(1)	—	(1)	—	(1)	(1)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(7)	(21)	(21)	(28)

Segment income	$2	$34	$76	$161	$79	$112	$222	$383

CAY Underwriting income ex Cats	$22	$40	$14	$138	$86	$76	$158	$296
Combined ratio
Loss and loss expense ratio	93.5%	81.9%	NM	50.7%	84.9%	84.7%	76.2%	71.0%
Policy acquisition cost ratio	6.0%	7.3%	NM	1.5%	5.7%	6.6%	5.9%	5.0%
Administrative expense ratio	0.4%	0.9%	NM	-2.7%	0.1%	0.6%	0.0%	-0.5%

Combined ratio	99.9%	90.1%	NM	49.5%	90.7%	91.9%	82.1%	75.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	91.3%	81.4%	71.1%	56.0%	84.1%	87.4%	81.8%	76.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	6.4%	8.2%	12.8%	0.8%	5.8%	7.2%	6.0%	4.9%

CAY combined ratio ex Cats	97.7%	89.6%	83.9%	56.8%	89.9%	94.6%	87.8%	81.6%

Catastrophe losses—pre-tax	$3	$2	$2	$10	$8	$7	$11	$21
Unfavorable (favorable) prior period development (PPD)—pre-tax	$18	$—	$(61)	$(33)	$(1)	$(43)	$(77)	$(110)
% Change versus prior year period
Net premiums written	6.2%	20.1%	19.9%	55.8%	-4.5%	11.2%	-0.7%	4.0%
Net premiums earned	9.8%	7.7%	27.4%	26.0%	-4.6%	9.8%	-0.3%	4.1%
Other ratios
Net premiums written/gross premiums written	74%	73%	59%	72%	70%	72%	68%	69%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$2,705	$2,863	$2,876	$2,729	$2,541	$8,444	$8,156	$10,885
Net premiums written	2,228	2,258	2,395	2,238	2,081	6,881	6,664	8,902
Net premiums earned	2,256	2,225	2,114	2,187	2,157	6,595	6,425	8,612
Losses and loss expenses	1,154	1,125	1,106	1,166	1,114	3,385	3,263	4,429
Policy acquisition costs	630	629	596	592	582	1,855	1,754	2,346
Administrative expenses	257	265	249	257	252	771	757	1,014

Underwriting income	215	206	163	172	209	584	651	823
Net investment income	148	151	144	158	155	443	461	619
Other income (expense)—operating	(3)	(3)	(4)	(12)	7	(10)	12	—
Amortization expense of purchased intangibles	(11)	(12)	(11)	(12)	(8)	(34)	(29)	(41)

Segment income	$349	$342	$292	$306	$363	$983	$1,095	$1,401

CAY Underwriting income ex Cats	$225	$195	$184	$211	$217	$604	$606	$817
Combined ratio
Loss and loss expense ratio	51.1%	50.6%	52.3%	53.3%	51.7%	51.3%	50.8%	51.4%
Policy acquisition cost ratio	28.0%	28.3%	28.2%	27.1%	26.9%	28.1%	27.3%	27.2%
Administrative expense ratio	11.4%	11.9%	11.8%	11.7%	11.7%	11.7%	11.8%	11.8%

Combined ratio	90.5%	90.8%	92.3%	92.1%	90.3%	91.1%	89.9%	90.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	50.7%	51.1%	51.3%	51.6%	51.3%	51.0%	51.5%	51.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	39.3%	40.1%	40.0%	38.8%	38.7%	39.8%	39.1%	39.0%

CAY combined ratio ex Cats	90.0%	91.2%	91.3%	90.4%	90.0%	90.8%	90.6%	90.5%

Catastrophe losses—pre-tax	$35	$9	$25	$85	$80	$69	$121	$206
Favorable prior period development (PPD)—pre-tax	$(25)	$(20)	$(4)	$(46)	$(72)	$(49)	$(166)	$(212)
% Change versus prior year period
Net premiums written	7.1%	2.7%	0.4%	3.4%	5.9%	3.3%	7.7%	6.6%
Net premiums earned	4.6%	3.0%	0.3%	3.5%	4.5%	2.6%	6.8%	5.9%
Net premiums written constant $	10.7%	8.5%	6.0%	7.9%	7.5%	8.3%	4.5%	5.3%
Net premiums earned constant $	8.0%	9.2%	6.3%	7.9%	5.9%	7.9%	3.6%	4.7%
Other ratios
Net premiums written/gross premiums written	82%	79%	83%	82%	82%	81%	82%	82%

				Constant $	YTD	YTD		Constant $
Production by Region—Net premiums written	3Q-19	3Q-18	% Change	% Change	2019	2018	% Change	% Change
Europe	$782	$727	7.6%	11.6%	$2,698	$2,641	2.2%	7.1%
Latin America	551	519	6.0%	9.8%	1,657	1,597	3.7%	11.1%
Asia	798	755	5.8%	8.9%	2,259	2,176	3.8%	7.5%
Other (1)	97	80	21.8%	25.9%	267	250	6.8%	11.5%

Total	$2,228	$2,081	7.1%	10.7%	$6,881	$6,664	3.3%	8.3%

(1)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$150	$237	$221	$117	$167	$608	$605	$722
Net premiums written	141	197	202	117	164	540	554	671
Net premiums earned	160	159	168	178	157	487	492	670
Losses and loss expenses	79	90	76	243	86	245	236	479
Policy acquisition costs	42	42	43	42	40	127	120	162
Administrative expenses	9	7	10	12	10	26	29	41

Underwriting income (loss)	30	20	39	(119)	21	89	107	(12)
Net investment income	55	55	56	65	63	166	192	257
Other income (expense)—operating	16	15	9	6	13	40	26	32

Segment income (loss)	$101	$90	$104	$(48)	$97	$295	$325	$277

CAY Underwriting income ex Cats	$28	$30	$31	$27	$27	$89	$94	$121
Combined ratio
Loss and loss expense ratio	49.6%	55.9%	45.7%	137.1%	55.0%	50.3%	48.0%	71.6%
Policy acquisition cost ratio	26.2%	26.9%	25.4%	23.7%	25.2%	26.1%	24.3%	24.2%
Administrative expense ratio	5.3%	4.9%	5.7%	6.1%	6.5%	5.3%	6.0%	6.0%

Combined ratio	81.1%	87.7%	76.8%	166.9%	86.7%	81.7%	78.3%	101.8%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.9%	49.7%	50.5%	50.1%	51.2%	50.0%	50.6%	50.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	32.2%	32.0%	31.0%	33.1%	31.6%	31.7%	30.5%	31.1%

CAY combined ratio ex Cats	82.1%	81.7%	81.5%	83.2%	82.8%	81.7%	81.1%	81.6%

Catastrophe reinstatement premiums collected—pre-tax	$2	$—	$—	$18	$4	$2	$4	$22
Catastrophe losses—pre-tax	$25	$10	$—	$160	$34	$35	$45	$205
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(25)	$—	$(8)	$4	$(24)	$(33)	$(54)	$(50)
% Change versus prior year period
Net premiums written as reported	-14.0%	0.2%	4.4%	11.0%	-14.3%	-2.5%	-4.5%	-2.1%
Net premiums earned as reported	1.9%	-5.0%	0.1%	10.2%	-15.7%	-1.1%	-9.4%	-4.9%
Net premiums written constant $	-12.8%	1.3%	6.4%	11.7%	-14.7%	-1.1%	-5.9%	-3.3%
Net premiums earned constant $	3.1%	-3.5%	2.6%	10.6%	-16.0%	0.7%	-10.8%	-6.0%
Other ratios
Net premiums written/gross premiums written	94%	83%	91%	99%	98%	89%	92%	93%

Global Reinsurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$642	$612	$611	$614	$599	$1,865	$1,790	$2,404
Net premiums written	612	579	579	582	564	1,770	1,688	2,270
Net premiums earned	598	571	561	575	551	1,730	1,643	2,218
Losses and loss expenses	190	189	202	182	195	581	584	766
Policy benefits (1)	158	161	196	162	127	515	428	590
(Gains) losses from fair value changes in separate account assets (1)	7	3	(30)	20	14	(20)	18	38
Policy acquisition costs	176	150	128	152	139	454	405	557
Administrative expenses	80	78	79	75	77	237	235	310
Net investment income	92	97	89	88	85	278	253	341

Life Insurance underwriting income (2)	79	87	75	72	84	241	226	298
Other income (expense)—operating	17	10	10	18	(6)	37	(6)	12
Amortization expense of purchased intangibles	(1)	(1)	—	(1)	—	(2)	(1)	(2)

Segment income	$95	$96	$85	$89	$78	$276	$219	$308

% Change versus prior year period
Net premiums written	8.5%	2.5%	3.5%	4.8%	4.8%	4.8%	6.5%	6.1%
Net premiums earned	8.7%	3.4%	3.9%	3.9%	4.6%	5.3%	6.2%	5.6%
Net premiums written constant $	9.1%	4.3%	5.2%	6.3%	5.1%	6.2%	5.5%	5.7%
Net premiums earned constant $	9.3%	5.2%	5.5%	5.4%	4.9%	6.7%	5.2%	5.3%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits collected breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	YTD	YTD		Constant $
	3Q-19	3Q-18	% Change	% Change	2019	2018	% Change	% Change
International life insurance net premiums written	$259	$217	19.0%	20.5%	$715	$654	9.2%	12.0%
International life insurance deposits (3)	369	392	-5.9%	-3.0%	1,059	1,163	-9.0%	-5.8%

Total international life insurance net premiums written and deposits	$628	$609	3.0%	5.5%	$1,774	$1,817	-2.4%	0.7%

International life insurance segment income	$40	$29	43.5%	47.2%	$116	$71	64.2%	69.8%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	38	34	11	(19)	13	83	72	53
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	74	74	63	95	58	211	200	295

Underwriting loss	(112)	(108)	(74)	(76)	(71)	(294)	(272)	(348)
Adjusted net investment income	9	10	9	8	11	28	31	39
Other income (expense)—operating	(7)	(4)	(7)	(8)	(8)	(18)	(17)	(25)
Adjusted interest expense	(143)	(145)	(145)	(158)	(170)	(433)	(516)	(674)
Amortization expense of purchased intangibles	(54)	(54)	(55)	(63)	(64)	(163)	(192)	(255)
Income tax expense	(219)	(216)	(202)	(192)	(183)	(637)	(550)	(742)

Core operating loss	(526)	(517)	(474)	(489)	(485)	(1,517)	(1,516)	(2,005)
Chubb integration expenses, net of tax	(2)	(3)	(2)	(15)	(14)	(7)	(32)	(47)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(24)	(32)	(33)	(42)	(42)	(89)	(133)	(175)
Adjusted net realized gains (losses), net of tax (1)	(119)	(10)	(95)	(523)	165	(224)	300	(223)

Net loss	$(671)	$(562)	$(604)	$(1,069)	$(376)	$(1,837)	$(1,381)	$(2,450)

Unfavorable (favorable) prior period development (PPD)—pre-tax	$36	$33	$10	$(22)	$12	$79	$67	$45

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Losses and loss expenses incurred	6,687	2,077	4,610
Losses and loss expenses paid	(6,556)	(1,334)	(5,222)	113%
Other (incl. foreign exch. revaluation)	(200)	(19)	(181)

Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Add net recoverable on paid losses	—	1,195	(1,195)

Balance including net recoverable on paid losses	$63,012	$15,527	$47,485

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2019	2019	2019	2018
Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,072	$1,079	$1,124	$980
Brandywine and Other Run-off	193	209	381	396

Total	$1,265	$1,288	$1,505	$1,376

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,427	$13,315	$13,720	$13,705
Brandywine and Other Run-off	1,155	1,166	1,235	1,235

Total	$14,582	$14,481	$14,955	$14,940

Gross reinsurance recoverable
Active operations	$14,499	$14,394	$14,844	$14,685
Brandywine and Other Run-off	1,348	1,375	1,616	1,631

Total	$15,847	$15,769	$16,460	$16,316

Provision for uncollectible reinsurance (1)
Active operations	$(187)	$(187)	$(187)	$(185)
Brandywine and Other Run-off	(133)	(137)	(136)	(138)

Total	$(320)	$(324)	$(323)	$(323)

Net reinsurance recoverable
Active operations	$14,312	$14,207	$14,657	$14,500
Brandywine and Other Run-off	1,215	1,238	1,480	1,493

Total	$15,527	$15,445	$16,137	$15,993

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.9 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2019		2019		2019		2018
Market Value
Fixed maturities available for sale	$85,044		$82,410		$80,663		$78,470
Fixed maturities held to maturity	13,096		13,177		13,240		13,259
Short-term investments	2,835		3,808		3,078		3,016

Total fixed maturities	$100,975		$99,395		$96,981		$94,745

Asset Allocation by Market Value
Treasury / Agency	$4,840	5%	$4,833	5%	$4,943	5%	$5,327	6%
Corporate and asset-backed	33,881	34%	32,261	32%	30,364	31%	29,091	31%
Mortgage-backed	21,488	21%	20,468	21%	18,924	20%	18,026	19%
Municipal	13,369	13%	13,854	14%	15,796	16%	16,327	17%
Non-U.S.	24,562	24%	24,171	24%	23,876	25%	22,958	24%
Short-term investments	2,835	3%	3,808	4%	3,078	3%	3,016	3%

Total fixed maturities	$100,975	100%	$99,395	100%	$96,981	100%	$94,745	100%

Credit Quality by Market Value
AAA	$14,696	15%	$15,276	15%	$14,917	16%	$14,571	15%
AA	37,752	37%	37,211	38%	37,023	38%	36,715	39%
A	18,977	19%	18,476	19%	17,867	19%	17,253	18%
BBB	13,228	13%	12,682	13%	11,961	12%	12,035	13%
BB	9,317	9%	9,161	9%	8,807	9%	8,363	9%
B	6,739	7%	6,375	6%	6,148	6%	5,596	6%
Other	266	0%	214	0%	258	0%	212	0%

Total fixed maturities	$100,975	100%	$99,395	100%	$96,981	100%	$94,745	100%

Cost/Amortized Cost
Fixed maturities available for sale	$82,036		$80,119		$79,624		$79,323
Fixed maturities held to maturity	12,622		12,838		13,136		13,435
Short-term investments	2,838		3,808		3,078		3,016

Subtotal fixed maturities	97,496		96,765		95,838		95,774
Equity securities	722		715		821		770
Other investments	5,955		5,968		5,562		5,277

Total investment portfolio	$104,173		$103,448		$102,221		$101,821

Avg. duration of fixed maturities	3.8 years		3.8 years		3.6 years		3.7 years
Avg. market yield of fixed maturities	2.7%		2.9%		3.2%		3.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%		3.5%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2019
Agency residential mortgage-backed (RMBS)	$191	$17,606	$—	$—	$—	$17,797
Non-agency RMBS	132	48	74	17	11	282
Commercial mortgage-backed	3,031	247	125	6	—	3,409

Total mortgage-backed securities at market value	$3,354	$17,901	$199	$23	$11	$21,488

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2019		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,298	$311	$40	$33	$3,682
Banks		—	34	2,244	1,310	3,588
Basic Materials		—	—	103	202	305
Communications		—	167	485	1,038	1,690
Consumer, Cyclical		—	359	522	559	1,440
Consumer, Non-Cyclical		62	561	1,622	1,398	3,643
Diversified Financial Services		7	112	365	311	795
Energy		—	55	167	810	1,032
Industrial		—	50	695	822	1,567
Utilities		—	—	895	421	1,316
All Others		193	357	1,432	1,081	3,063

Total		$3,560	$2,006	$8,570	$7,985	$22,121

Market Value at September 30, 2019			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$—	$4	$6	$10
Banks			—	—	—	—
Basic Materials			408	196	2	606
Communications			1,025	822	22	1,869
Consumer, Cyclical			1,168	679	20	1,867
Consumer, Non-Cyclical			1,250	1,336	26	2,612
Diversified Financial Services			227	239	8	474
Energy			672	378	4	1,054
Industrial			719	692	22	1,433
Utilities			252	18	10	280
All Others			879	642	34	1,555

Total			$6,600	$5,006	$154	$11,760

Investments 2	Page 21

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2019

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,056	$—	$—	$—	$1,056
United Kingdom	—	893	—	—	—	893
Canada	848	—	—	—	—	848
Federative Republic of Brazil	—	—	—	—	732	732
Kingdom of Thailand	—	—	644	—	—	644
Province of Ontario	—	9	623	—	—	632
United Mexican States	—	—	428	123	—	551
Province of Quebec	—	496	—	—	—	496
Commonwealth of Australia	353	3	—	—	—	356
French Republic	—	312	—	—	—	312
Other Non-U.S. Government Securities	858	1,187	975	661	1,170	4,851

Total	$2,059	$3,956	$2,670	$784	$1,902	$11,371

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$75	$108	$738	$849	$378	$2,148
Canada	105	279	370	530	406	1,690
United States (1)	2	—	204	328	610	1,144
France	8	41	658	293	48	1,048
Australia	105	199	369	136	17	826
Netherlands	41	84	291	146	92	654
Japan	—	45	474	61	—	580
Germany	67	40	143	249	40	539
Switzerland	49	2	212	193	29	485
China	—	—	249	63	43	355
Other Non-U.S. Corporate Securities	387	413	969	1,200	753	3,722

Total	$839	$1,211	$4,677	$4,048	$2,416	$13,191

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2019	Market Value	Rating
1	Wells Fargo & Co	$630	A-
2	JP Morgan Chase & Co	576	A-
3	Bank of America Corp	558	A-
4	Comcast Corp	459	A-
5	HSBC Holdings Plc	385	A
6	AT&T Inc	384	BBB
7	Verizon Communications Inc	378	BBB+
8	Citigroup Inc	359	BBB+
9	Morgan Stanley	337	BBB+
10	Goldman Sachs Group Inc	337	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(106)	$2	$(104)	$705	$(125)	$580	$599	$(123)	$476
Public equity (1):
Realized gains (losses) on sales	22	(5)	17	—	—	—	22	(5)	17
Mark-to-market	(21)	1	(20)	—	—	—	(21)	1	(20)
Private equity:
Realized gains (losses) on sales	(2)	—	(2)	—	—	—	(2)	—	(2)
Mark-to-market	34	(2)	32	—	—	—	34	(2)	32

Total investment portfolio	(73)	(4)	(77)	705	(125)	580	632	(129)	503
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(112)	—	(112)	—	—	—	(112)	—	(112)
Foreign exchange	84	(15)	69	(193)	8	(185)	(109)	(7)	(116)
Partially-owned entities (3)	5	—	5	—	—	—	5	—	5
Other (4)	(4)	—	(4)	(17)	4	(13)	(21)	4	(17)

Net gains (losses)	$(100)	$(19)	$(119)	$495	$(113)	$382	$395	$(132)	$263

(1)   The quarter includes pre-tax realized losses on derivatives of: $95 million in fixed income and $2 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $24 million pre-tax for fixed maturities.

(2)   The quarter includes $6 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4)   Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Three months ended September 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(1)	$(2)	$(3)	$(213)	$54	$(159)	$(214)	$52	$(162)
Public equity:
Realized gains (losses) on sales	48	(9)	39	—	—	—	48	(9)	39
Mark-to-market	(13)	4	(9)	—	—	—	(13)	4	(9)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	157	(6)	151	—	—	—	157	(6)	151

Total investment portfolio	191	(13)	178	(213)	54	(159)	(22)	41	19
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(46)	—	(46)	—	—	—	(46)	—	(46)
Foreign exchange	39	(2)	37	(482)	20	(462)	(443)	18	(425)
Partially-owned entities (7)	1	—	1	—	—	—	1	—	1
Other (8)	(6)	1	(5)	(21)	3	(18)	(27)	4	(23)

Net gains (losses)	$179	$(14)	$165	$(716)	$77	$(639)	$(537)	$63	$(474)

(5)	The quarter includes $37 million pre-tax realized gains on fixed income derivatives. Other-than-temporary impairments for the quarter in realized losses were $11 million pre-tax for fixed maturities.
(6)	The quarter includes $100 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(417)	$10	$(407)	$3,834	$(676)	$3,158	$3,417	$(666)	$2,751
Public equity (1):
Realized gains (losses) on sales	23	(5)	18	—	—	—	23	(5)	18
Mark-to-market	9	(3)	6	—	—	—	9	(3)	6
Private equity:
Realized gains (losses) on sales	(4)	—	(4)	—	—	—	(4)	—	(4)
Mark-to-market	227	—	227	—	—	—	227	—	227

Total investment portfolio	(162)	2	(160)	3,834	(676)	3,158	3,672	(674)	2,998
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(146)	—	(146)	—	—	—	(146)	—	(146)
Foreign exchange	86	(14)	72	(143)	3	(140)	(57)	(11)	(68)
Partially-owned entities (3)	15	(1)	14	—	—	—	15	(1)	14
Other (4)	(4)	—	(4)	(62)	13	(49)	(66)	13	(53)

Net gains (losses)	$(211)	$(13)	$(224)	$3,629	$(660)	$2,969	$3,418	$(673)	$2,745

(1)

Year to date includes pre-tax realized losses on derivatives of: $374 million in fixed income and $34 million in public equity. Year to date other-than-temporary impairments in realized losses were $50 million pre-tax for fixed maturities.

(2)	Year to date includes $89 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

	Nine months ended September 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (5)	$(64)	$9	$(55)	$(1,921)	$339	$(1,582)	$(1,985)	$348	$(1,637)
Public equity:
Realized gains (losses) on sales	61	(12)	49	—	—	—	61	(12)	49
Mark-to-market	(41)	10	(31)	—	—	—	(41)	10	(31)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	317	(24)	293	—	—	—	317	(24)	293

Total investment portfolio	273	(17)	256	(1,921)	339	(1,582)	(1,648)	322	(1,326)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	11	—	11	—	—	—	11	—	11
Foreign exchange	102	(20)	82	(659)	5	(654)	(557)	(15)	(572)
Partially-owned entities (7)	—	—	—	—	—	—	—	—	—
Other (8)	(61)	12	(49)	(61)	12	(49)	(122)	24	(98)

Net gains (losses)	$325	$(25)	$300	$(2,641)	$356	$(2,285)	$(2,316)	$331	$(1,985)

(5)	Year to date includes $78 million pre-tax realized gains on fixed income derivatives. Year to date other-than-temporary impairments in realized losses were $16 million pre-tax for fixed maturities.
(6)	Year to date includes $122 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)

Other realized losses, pre-tax, primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized gains (losses) are primarily related to the company’s postretirement programs.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30 2019	June 30 2019	March 31 2019	December 31 2018	December 31 2017
Financial Debt:
Total short-term debt	$10	$9	$509	$509	$1,013
Total long-term debt	13,285	13,371	12,071	12,087	11,556

Total financial debt	$13,295	$13,380	$12,580	$12,596	$12,569
Hybrid debt:
Total trust preferred securities	308	308	308	308	308

Total	$13,603	$13,688	$12,888	$12,904	$12,877

Capitalization:
Shareholders’ equity	$54,572	$53,802	$52,355	$50,312	$51,172
Hybrid debt	308	308	308	308	308
Financial debt	13,295	13,380	12,580	12,596	12,569

Total capitalization	$68,175	$67,490	$65,243	$63,216	$64,049

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.5%
Financial debt	19.5%	19.8%	19.3%	19.9%	19.6%

Total hybrid & financial debt	20.0%	20.3%	19.8%	20.4%	20.1%

Note: As of September 30, 2019, there was $0.4 billion usage of credit facilities on a total commitment of $1.0 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018

Numerator
Core operating income to common shares	$1,236	$1,122	$3,601	$3,472
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(32)	(54)	(111)	(165)
Tax benefit on amortization adjustment	8	12	22	32
Chubb integration expenses, pre-tax	(2)	(16)	(9)	(39)
Tax benefit on Chubb integration expenses	—	2	2	7
Adjusted net realized gains (losses), pre-tax	(100)	179	(211)	325
Tax (expense) benefit on adjusted net realized gains (losses)	(19)	(14)	(13)	(25)

Net income	$1,091	$1,231	$3,281	$3,607

Rollforward of Common Shares Outstanding
Shares—beginning of period	456,077,819	463,502,164	459,203,378	463,833,179
Repurchase of shares	(3,079,618)	(2,781,307)	(8,417,838)	(5,225,162)
Shares issued, excluding option exercises	(76,142)	(13,598)	1,146,942	1,582,169
Issued for option exercises	611,583	393,531	1,601,160	910,604

Shares—end of period	453,533,642	461,100,790	453,533,642	461,100,790

Denominator
Weighted average shares outstanding (1)	454,975,143	462,981,973	456,987,560	464,644,013
Effect of other dilutive securities	3,175,226	3,034,525	2,937,026	3,360,511

Adj. wtd. avg. shares outstanding and assumed conversions	458,150,369	466,016,498	459,924,586	468,004,524

Basic earnings per share
Core operating income	$2.72	$2.42	$7.88	$7.47
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.06)	(0.09)	(0.19)	(0.29)
Chubb integration expenses, net of tax	—	(0.03)	(0.02)	(0.07)
Adjusted net realized gains (losses), net of tax	(0.26)	0.36	(0.49)	0.65

Net income	$2.40	$2.66	$7.18	$7.76

Diluted earnings per share
Core operating income	$2.70	$2.41	$7.83	$7.42
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.06)	(0.09)	(0.19)	(0.29)
Chubb integration expenses, net of tax	—	(0.03)	(0.02)	(0.07)
Adjusted net realized gains (losses), net of tax	(0.26)	0.35	(0.49)	0.65

Net income	$2.38	$2.64	$7.13	$7.71

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2019	June 30 2019	March 31 2019	December 31 2018	September 30 2018
Shareholders’ equity	$54,572	$53,802	$52,355	$50,312	$50,934
Less: goodwill and other intangible assets, net of tax	20,010	20,170	20,070	20,054	20,121

Numerator for tangible book value per share	$34,562	$33,632	$32,285	$30,258	$30,813

Book value—% change over prior quarter	1.4%	2.8%	4.1%	-1.2%	-0.1%
Tangible book value—% change over prior quarter	2.8%	4.2%	6.7%	-1.8%	0.7%
Denominator	453,533,642	456,077,819	458,179,205	459,203,378	461,100,790

Book value per common share	$120.33	$117.97	$114.27	$109.56	$110.46
Tangible book value per common share	$76.21	$73.74	$70.46	$65.89	$66.83
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$53,802	$52,355	$50,300	$50,934	$50,971
Core operating income	1,236	1,195	1,170	935	1,122
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(24)	(32)	(33)	(42)	(42)
Chubb integration expenses, net of tax	(2)	(3)	(2)	(15)	(14)
Adjusted net realized gains (losses), net of tax (2)	(119)	(10)	(95)	(523)	165
Net unrealized gains (losses) on the investment portfolio	580	1,019	1,559	(117)	(159)
Repurchase of shares	(478)	(376)	(367)	(318)	(379)
Dividend declared on common shares	(341)	(344)	(335)	(336)	(337)
Cumulative translation gains (losses)	(185)	(95)	140	(113)	(462)
Postretirement benefit liability	(13)	(15)	(21)	(205)	(18)
Other (3)	116	108	39	112	87

	$54,572	$53,802	$52,355	$50,312	$50,934

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income is calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains and losses from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp). We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) – operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income, net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful.

International life insurance net premiums written and deposits includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written adjusted primarily for additional reinsurance is net premiums written in the company’s North America Personal P&C Insurance segment, adjusted to exclude the year-over-year net impact for the quarter and year to date of $15 million and $90 million, respectively, of additional reinsurance, reinstatement premiums, and accounting actions. In addition to excluding additional reinsurance and the accounting actions, we exclude the impact of Fireman’s Fund non-renewal. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Tax expense, as reported	$230	$208	$188	$159	$183	$626	$536	$695
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(8)	(6)	(8)	(8)	(12)	(22)	(32)	(40)
Less: tax benefit on Chubb integration expenses	—	(1)	(1)	(5)	(2)	(2)	(7)	(12)
Less: tax expense (benefit) on adjusted net realized gains (losses)	19	(1)	(5)	(20)	14	13	25	5

Tax expense, adjusted	$219	$216	$202	$192	$183	$637	$550	$742

Income before tax, as reported	$1,321	$1,358	$1,228	$514	$1,414	$3,907	$4,143	$4,657
Less: amortization of fair value of acquired invested assets and debt	(32)	(38)	(41)	(50)	(54)	(111)	(165)	(215)
Less: Chubb integration expenses	(2)	(4)	(3)	(20)	(16)	(9)	(39)	(59)
Less: adjusted realized gains (losses)	(141)	(230)	(96)	(682)	27	(467)	33	(649)
Less: realized gains (losses) related to unconsolidated entities	41	219	(4)	139	152	256	292	431

Core operating income before tax	$1,455	$1,411	$1,372	$1,127	$1,305	$4,238	$4,022	$5,149

Effective tax rate	17.4%	15.3%	15.3%	31.1%	12.9%	16.0%	12.9%	14.9%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.2%	0.1%	0.1%	0.0%	0.4%	0.1%	0.2%	0.2%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-2.5%	-0.1%	-0.7%	-14.1%	0.8%	-1.1%	0.6%	-0.8%

Core operating effective tax rate	15.1%	15.3%	14.7%	17.1%	14.1%	15.0%	13.7%	14.4%

Core operating income

The following table presents the reconciliation of Net income to Core operating income:

						YTD	YTD	Full Year
	3Q-19	2Q-19	1Q-19	4Q-18	3Q-18	2019	2018	2018
Net income, as reported	$1,091	$1,150	$1,040	$355	$1,231	$3,281	$3,607	$3,962
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(32)	(38)	(41)	(50)	(54)	(111)	(165)	(215)
Tax benefit on amortization adjustment	8	6	8	8	12	22	32	40
Chubb integration expenses, pre-tax	(2)	(4)	(3)	(20)	(16)	(9)	(39)	(59)
Tax benefit on Chubb integration expenses	—	1	1	5	2	2	7	12
Adjusted realized gains (losses), pre-tax	(141)	(230)	(96)	(682)	27	(467)	33	(649)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	41	219	(4)	139	152	256	292	431
Tax (expense) benefit on adjusted net realized gains (losses)	(19)	1	5	20	(14)	(13)	(25)	(5)

Core operating income	$1,236	$1,195	$1,170	$935	$1,122	$3,601	$3,472	$4,407

Catastrophe losses—after-tax	$191	$221	$201	$506	$372	$613	$848	$1,354
Favorable prior period development (PPD)—after-tax	$(112)	$(152)	$(161)	$(202)	$(180)	$(425)	$(504)	$(706)
Core operating income per share	$2.70	$2.60	$2.54	$2.02	$2.41	$7.83	$7.42	$9.44
Impact of Cats on Core operating income per share—Unfavorable	$(0.41)	$(0.48)	$(0.43)	$(1.09)	$(0.80)	$(1.33)	$(1.81)	$(2.90)
Impact of PPD on Core operating income per share—Favorable	$0.24	$0.33	$0.35	$0.43	$0.39	$0.92	$1.08	$1.51
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(0.17)	$(0.15)	$(0.08)	$(0.66)	$(0.41)	$(0.41)	$(0.73)	$(1.39)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

			YTD	YTD	Full Year
	3Q-19	3Q-18	2019	2018	2018
Net income	$1,091	$1,231	$3,281	$3,607	$3,962
Core operating income	$1,236	$1,122	$3,601	$3,472	$4,407
Equity—beginning of period, as reported (1)	$53,802	$50,971	$50,300	$51,172	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	2,033	(390)	(545)	1,033	1,154

Equity—beginning of period, as adjusted	$51,769	$51,361	$50,845	$50,139	$50,018

Less: goodwill and other intangible assets, net of tax	$20,170	$20,380	$20,054	$20,621	$20,621

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$31,599	$30,981	$30,791	$29,518	$29,397

Equity—end of period, as reported	$54,572	$50,934	$54,572	$50,934	$50,312
Less: unrealized gains (losses) on investments, net of deferred tax	2,613	(549)	2,613	(549)	(545)

Equity—end of period, as adjusted	$51,959	$51,483	$51,959	$51,483	$50,857

Less: goodwill and other intangible assets, net of tax	20,010	20,121	20,010	20,121	20,054

Equity—end of period, as adjusted ex goodwill and other intangible assets	$31,949	$31,362	$31,949	$31,362	$30,803

Weighted average equity, as reported	$54,187	$50,953	$52,436	$51,053	$50,742
Weighted average equity, as adjusted	$51,864	$51,422	$51,402	$50,811	$50,438
Weighted average equity, as adjusted ex goodwill and other intangible assets	$31,774	$31,172	$31,370	$30,440	$30,100
ROE	8.1%	9.7%	8.3%	9.4%	7.8%
Core operating ROE	9.5%	8.7%	9.3%	9.1%	8.7%
Core operating ROTE	15.6%	14.4%	15.3%	15.2%	14.6%
Private equities mark-to-market realized gains (losses), after-tax (2)	$32	$151	$227	$293	$382
Impact of Private equities mark-to-market if included in Core operating ROE—Favorable (2)	0.3 pt	1.2 pts	0.6 pt	0.8 pt	0.8 pt

(1)	January 1, 2019 included a $12 million after-tax reduction to beginning equity related to the adoption of new accounting guidance on premium amortization of purchased callable debt securities.
(2)	We record the change in the fair value mark on our private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q3 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,051	$674	$866	$1,154	$79	$38	$4,862
Realized (gains) losses on crop derivatives		—	—	14	—	—	—	14

Adjusted losses and loss expenses	A	$2,051	$674	$880	$1,154	$79	$38	$4,876

Catastrophe losses		(88)	(83)	(3)	(35)	(25)	—	(234)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		109	62	(18)	25	25	(36)	167
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	1	—	40
Expense adjustments—unfavorable (favorable)		3	—	—	—	(1)	—	2
PPD reinstatement premiums—unfavorable (favorable)		(1)	(1)	—	1	—	—	(1)

PPD—gross of related adjustments—favorable (unfavorable)		150	61	(18)	26	25	(36)	208

CAY loss and loss expense ex Cats	B	$2,113	$652	$859	$1,145	$79	$2	$4,850

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$715	$312	$60	$887	$51	$74	$2,099
Expense adjustments—favorable (unfavorable)		(3)	—	—	—	1	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$712	$312	$60	$887	$52	$74	$2,097

Denominator
Net premiums earned	E	$3,185	$1,187	$941	$2,256	$160		$7,729
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(2)		(2)
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	1		40
PPD reinstatement premiums—unfavorable (favorable)		(1)	(1)	—	1	—		(1)

Net premiums earned excluding adjustments	F	$3,223	$1,186	$941	$2,257	$159		$7,766

P&C combined ratio
Loss and loss expense ratio	A/E	64.4%	56.9%	93.5%	51.1%	49.6%		63.1%
Policy acquisition cost and administrative expense ratio	C/E	22.5%	26.2%	6.4%	39.4%	31.5%		27.1%

P&C combined ratio		86.9%	83.1%	99.9%	90.5%	81.1%		90.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.5%	55.1%	91.3%	50.7%	49.9%		62.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.2%	6.4%	39.3%	32.2%		27.1%

CAY P&C combined ratio ex Cats		87.6%	81.3%	97.7%	90.0%	82.1%		89.5%

Combined ratio
Combined ratio								90.0%
Add: impact of gains and losses on crop derivatives								0.2%

P&C combined ratio								90.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$6,238	$2,178	$1,155	$3,385	$245	$83	$13,284
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$6,238	$2,178	$1,163	$3,385	$245	$83	$13,292

Catastrophe losses		(319)	(329)	(7)	(69)	(35)	—	(759)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		425	88	43	49	33	(79)	559
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	32	—	1	—	71
Expense adjustments—unfavorable (favorable)		(3)	—	(3)	—	(1)	—	(7)
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	—	—	(4)

PPD—gross of related adjustments—favorable (unfavorable)		459	84	72	50	33	(79)	619

CAY loss and loss expense ex Cats	B	$6,378	$1,933	$1,228	$3,366	$243	$4	$13,152

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,132	$919	$99	$2,626	$153	$211	$6,140
Expense adjustments—favorable (unfavorable)		3	—	3	—	1	—	7

Policy acquisition costs and administrative expenses, adjusted	D	$2,135	$919	$102	$2,626	$154	$211	$6,147

Denominator
Net premiums earned	E	$9,660	$3,509	$1,374	$6,595	$487		$21,625
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(2)		(2)
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	32	—	1		71
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	—		(4)

Net premiums earned excluding adjustments	F	$9,697	$3,505	$1,406	$6,596	$486		$21,690

P&C combined ratio
Loss and loss expense ratio	A/E	64.6%	62.1%	84.7%	51.3%	50.3%		61.5%
Policy acquisition cost and administrative expense ratio	C/E	22.0%	26.2%	7.2%	39.8%	31.4%		28.4%

P&C combined ratio		86.6%	88.3%	91.9%	91.1%	81.7%		89.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.8%	55.2%	87.4%	51.0%	50.0%		60.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.0%	26.2%	7.2%	39.8%	31.7%		28.4%

CAY P&C combined ratio ex Cats		87.8%	81.4%	94.6%	90.8%	81.7%		89.0%

Combined ratio
Combined ratio								89.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,881	$860	$719	$1,114	$86	$13	$4,673
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$1,881	$860	$727	$1,114	$86	$13	$4,681

Catastrophe losses		(196)	(136)	(8)	(80)	(34)	—	(454)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		216	(58)	1	72	24	(12)	243
Net premiums earned adjustments on PPD—unfavorable (favorable)		40	—	—	—	4	—	44
Expense adjustments—unfavorable (favorable)		1	—	—	—	—	—	1
PPD reinstatement premiums—unfavorable (favorable)		1	1	—	2	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		258	(57)	1	74	28	(12)	292

CAY loss and loss expense ex Cats	B	$1,943	$667	$720	$1,108	$80	$1	$4,519

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$709	$305	$51	$834	$50	$58	$2,007
Expense adjustments—favorable (unfavorable)		(1)	—	—	—	—	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$708	$305	$51	$834	$50	$58	$2,006

Denominator
Net premiums earned	E	$3,019	$1,167	$857	$2,157	$157		$7,357
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(4)		(4)
Net premiums earned adjustments on PPD—unfavorable (favorable)		40	—	—	—	4		44
PPD reinstatement premiums—unfavorable (favorable)		1	1	—	2	—		4

Net premiums earned excluding adjustments	F	$3,060	$1,168	$857	$2,159	$157		$7,401

P&C combined ratio
Loss and loss expense ratio	A/E	62.3%	73.7%	84.9%	51.7%	55.0%		63.6%
Policy acquisition cost and administrative expense ratio	C/E	23.5%	26.1%	5.8%	38.6%	31.7%		27.3%

P&C combined ratio		85.8%	99.8%	90.7%	90.3%	86.7%		90.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.5%	57.1%	84.1%	51.3%	51.2%		61.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	23.2%	26.1%	5.8%	38.7%	31.6%		27.1%

CAY P&C combined ratio ex Cats		86.7%	83.2%	89.9%	90.0%	82.8%		88.2%

Combined ratio
Combined ratio								90.8%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								90.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$5,873	$2,474	$955	$3,263	$236	$72	$12,873
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$5,873	$2,474	$953	$3,263	$236	$72	$12,871

Catastrophe losses		(347)	(521)	(11)	(121)	(45)	—	(1,045)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		472	(59)	77	166	54	(67)	643
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	7	—	76
Expense adjustments—unfavorable (favorable)		7	—	(4)	—	(1)	—	2
PPD reinstatement premiums—unfavorable (favorable)		5	1	—	2	—	—	8

PPD—gross of related adjustments—favorable (unfavorable)		513	(58)	113	168	60	(67)	729

CAY loss and loss expense ex Cats	B	$6,039	$1,895	$1,055	$3,310	$251	$5	$12,555

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,113	$903	$74	$2,511	$149	$200	$5,950
Expense adjustments—favorable (unfavorable)		(7)	—	4	—	1	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$2,106	$903	$78	$2,511	$150	$200	$5,948

Denominator
Net premiums earned	E	$9,325	$3,463	$1,251	$6,425	$492		$20,956
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(4)		(4)
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	7		76
PPD reinstatement premiums—unfavorable (favorable)		5	1	—	2	—		8

Net premiums earned excluding adjustments	F	$9,359	$3,464	$1,291	$6,427	$495		$21,036

P&C combined ratio
Loss and loss expense ratio	A/E	63.0%	71.5%	76.2%	50.8%	48.0%		61.4%
Policy acquisition cost and administrative expense ratio	C/E	22.6%	26.0%	5.9%	39.1%	30.3%		28.4%

P&C combined ratio		85.6%	97.5%	82.1%	89.9%	78.3%		89.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.5%	54.7%	81.8%	51.5%	50.6%		59.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.5%	26.1%	6.0%	39.1%	30.5%		28.3%

CAY P&C combined ratio ex Cats		87.0%	80.8%	87.8%	90.6%	81.1%		88.0%

Combined ratio
Combined ratio								89.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 36